UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE RBB FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Abbey Capital Futures Strategy Fund

(Investment Portfolio of The RBB Fund, Inc.)

[       ], 2014

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”) will hold a Special Meeting of Shareholders on October 17, 2014 in Wilmington, Delaware (the “Meeting”).  The Meeting is being held for the purpose of approving or not approving a new trading advisory agreement among Abbey Capital Limited (the “Adviser”), Revolution Capital Management LLC (“Revolution”) and Abbey Capital Offshore Limited (the “Subsidiary”), a subsidiary of the Fund.  Prior to September 4, 2014, Revolution served as a trading adviser to the Subsidiary pursuant to a prior trading advisory agreement.  On September 4, 2014, Revolution had a change in ownership (the “Ownership Transfer”) which resulted in a change in control of Revolution.  The Fund does not anticipate that this Ownership Transfer will have any material impact on how the Fund is managed on a day-to-day basis.

The change of control caused by the Ownership Transfer resulted in the automatic termination of the prior trading advisory agreement between the Adviser, Revolution and the Subsidiary to manage a portion of the Subsidiary’s assets.  For Revolution to again manage a portion of the Subsidiary’s assets, the Company is required to seek the approval by the shareholders of the Fund of a new trading advisory agreement between the Adviser, Revolution and the Subsidiary.  The Adviser has evaluated the Ownership Transfer and believes that it will not be adverse to the Fund or Revolution.  The Company’s Board of Directors (the “Board of Directors”) believes that the new trading advisory agreement among the Adviser, Revolution and the Subsidiary is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Directors has unanimously voted to approve the new trading advisory agreement for the Subsidiary and to recommend that the shareholders of the Fund also approve the new trading advisory agreement.

The enclosed proxy statement explains the following proposal that the Company’s Board of Directors is recommending that shareholders approve at the Meeting:

•                  A proposal to approve a new trading advisory agreement between the Adviser, Revolution and the Subsidiary as a result of the Ownership Transfer.

Please note that the terms of the new trading advisory agreement are substantially the same as the terms of the prior trading advisory agreement with respect to services provided by Revolution and are identical with respect to the trading advisory fees payable to Revolution.  Also, the Fund will not bear any portion of the costs related to the Ownership Transfer.

Thank you for your investment in the Fund.  I encourage you to exercise your rights in governing the Fund by voting on the proposal.  The Board of Directors recommends that you vote FOR the proposal contained in the proxy statement.  Your vote is important.  Whether or not you expect to attend the Meeting, it is important that your shares be represented.  Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations.  Please review the proxy statement and then vote as soon as possible by signing and returning all of the proxy cards included in this package.

Sincerely,

Salvatore Faia
President

IMPORTANT INFORMATION

Q.                                    Why am I receiving this proxy statement?

A.                                    Effective September 4, 2014, Mark Chapin, a former principal and Managing Member of Revolution, a trading adviser to the Fund’s Subsidiary, resigned from Revolution.  Mr. Chapin’s resignation resulted in a “change in control” of Revolution under the Investment Company Act of 1940, as amended (the “1940 Act”) and the automatic termination of the existing trading advisory agreement among Revolution, the Subsidiary and Abbey Capital Limited, the Fund’s investment adviser.

Q.                                    How would this affect my account with the Fund?

A.                                    The Ownership Transfer should not affect your account.  You can expect the same level of management expertise and quality shareholder service at the conclusion of the Ownership Transfer.  There would be no change in the Fund’s or Revolution’s investment philosophy or management approach as a result of the Ownership Transfer.

Q.                                    Will the trading advisory fee rate be the same upon approval of the new trading advisory agreement?

A.                                    Yes, the trading advisory fee rate applicable to the Fund under the new trading advisory agreement will be identical to the rate in effect under the prior trading advisory agreement. For its services to the Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.97% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers including Revolution out of the advisory fee that it receives from the Fund.

Q.                                    Will the Fund pay for the proxy solicitation and related legal costs?

A.                                    No.  These costs will be borne by the Adviser.

Q.                                    What will happen if shareholders of the Fund do not approve the new trading advisory agreement?

A.                                    If shareholders of the Fund do not approve the new trading advisory agreement, then the Adviser and the Board of Directors will consider other alternatives and will make such arrangements for the management of that portion of the Subsidiary’s assets managed by Revolution as they deem appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other trading advisers, subject to approval by the Directors and Fund shareholders.

Q.                                    I have only a few shares — does my vote matter?

A.                                    Your vote is important.  If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Meeting.  If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.                                    What’s the deadline for submitting my vote?

A.                                    We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal.  Unless you attend the meeting to vote in person, your vote must be received by The RBB Fund, Inc. by 5:00 p.m. Eastern Time on October 16, 2014.

Q.                                    Who is eligible to vote?

A.                                    Any person who owned shares of the Fund on the “record date,” which was September 16, 2014 (even if that person has since sold those shares).

Q.                                    How can I vote?

A.                                    You may vote in one of two ways:

•                  By mailing in your proxy card.

•                  In person at the Meeting in Wilmington, Delaware on October 17, 2014.

If you would like to change your previous vote, you may vote again using one of the methods described above.

Q.                                    How should I sign the proxy card?

A.                                    You should sign your name exactly as it appears on the proxy card.  Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card.  The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Abbey Capital Futures Strategy Fund

(Investment Portfolio of The RBB Fund, Inc.)

103 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held October 17, 2014

The RBB Fund, Inc. will host a Special Meeting of Shareholders of the Abbey Capital Futures Strategy Fund (the “Fund”) on October 17, 2014 at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, at 10:00 a.m. Eastern Time (the “Meeting”).  The Meeting is being held so that shareholders of the Fund can consider the following:

1.              A proposal to approve a new trading advisory agreement among Abbey Capital Limited (the “Adviser”), Revolution Capital Management LLC (“Revolution”) and Abbey Capital Offshore Limited (the “Subsidiary”), a subsidiary of the Fund.

THE BOARD OF DIRECTORS OF THE RBB FUND, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.  APPROVAL OF THE NEW TRADING ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE THE TRANSFER OF OWNERSHIP OF REVOLUTION AS DESCRIBED BELOW RESULTED IN THE TERMINATION OF THE PRIOR TRADING ADVISORY AGREEMENT BETWEEN THE ADVISER, REVOLUTION AND THE SUBSIDIARY.  APPROVAL OF THE PROPOSAL WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE.

Shareholders of record of the Fund at the close of business on the record date, September 16, 2014, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about [         ], 2014 to such shareholders of record.

By Order of the Board of Directors,

Salvatore Faia
President

Wilmington, Delaware
[ ], 2014

YOUR VOTE IS IMPORTANT

Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Abbey Capital Futures Strategy Fund

(Investment Portfolio of The RBB Fund, Inc.)

PROXY STATEMENT

103 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809

SPECIAL MEETING OF SHAREHOLDERS

October 17, 2014

Introduction

This proxy statement is being provided to you on behalf of the Board of Directors of The RBB Fund, Inc. (the “Company”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Meeting”) of the Abbey Capital Futures Strategy Fund (the “Fund”).  The following table identifies the proposal set forth in this proxy statement.

Proposal Number	Proposal Description
1

Approval of new trading advisory agreement among Abbey Capital Limited (the “Adviser”), Revolution Capital Management LLC (“Revolution”) and Abbey Capital Offshore Limited (the “Subsidiary”), a subsidiary of the Fund.

You will find this proxy statement divided into three parts:

Part 1                                                                Provides details on the proposal to approve new trading advisory agreement (see page [   ])

Part 2                                                                Provides information about ownership of shares of the Fund (see page [   ])

Part 3                                                                Provides information on proxy voting and the operation of the Meeting (see page [   ])

Please read the proxy statement before voting on the proposal.  Please call toll-free at [         ]  if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [         ], 2014.

Annual and Semi-Annual Reports.  When available, the Fund’s annual and semi-annual reports to shareholders will be available at no cost.  You will be able to obtain a copy of a report through the Adviser’s website at www.abbeycapital.com.  You may also request a report by calling toll-free at 1-844-261-6484.

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on October 17, 2014

The proxy statement for the Meeting is available at www.abbeycapital.com

PART 1

DESCRIPTION OF PROPOSAL

APPROVAL OF A NEW TRADING ADVISORY AGREEMENT

Background

The Meeting is being called to consider a proposal necessitated by the transfer of ownership (the “Ownership Transfer”) of Revolution Capital Management LLC (“Revolution”) that occurred when Mark Chapin, a former principal and Managing Member of Revolution, resigned effective as of September 4, 2014.  Revolution was a trading adviser to the Abbey Capital Futures Strategy Fund’s subsidiary, Abbey Capital Offshore Limited (the “Subsidiary”) pursuant to a trading advisory agreement among Abbey Capital Limited (“Abbey Capital” or the “Adviser”), Revolution and the Subsidiary.  Because the Ownership Transfer resulted in Revolution losing a controlling shareholder, it resulted in a change of control of Revolution and the automatic termination of the prior trading advisory agreement among the Adviser, Revolution and the Subsidiary.  If the proposal regarding the approval of a new trading advisory agreement is adopted by the Fund, Revolution would again serve as a trading adviser responsible for managing a portion of the Subsidiary’s assets.  The Ownership Transfer is not expected to have any material impact on Revolution’s investment philosophy or management approach or on how Revolution manages its portion of the Subsidiary’s assets.

The form of the new trading advisory agreement is attached hereto as Exhibit A.  The terms of the new trading advisory agreement are substantially the same as the terms of the prior trading advisory agreement with respect to services provided by Revolution.  In addition, the trading advisory fees payable to Revolution by the Adviser under the new trading advisory agreement are identical to the fees payable under the prior trading advisory agreement.  The material terms of the new trading advisory agreement and prior trading advisory agreement are compared below in “Description of New and Prior Agreements.”

Your approval of the new trading advisory agreement would not result in any change in the Fund’s advisory fee rates.

Introduction

Abbey Capital is the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) made as of June 25, 2014 between the Company and Abbey Capital, which was approved by the initial sole shareholder of the Fund.  The Fund compensates the Adviser for its services at the annual rate of 1.97% of its average daily net assets, payable on a monthly basis in arrears.

The Adviser also serves as the investment adviser to the Subsidiary, Abbey Capital Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary dated June 25, 2014 (the “Offshore Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreement”), which was approved by the initial sole shareholder of the Fund on June 30, 2014.  The Adviser does not receive additional compensation for its management of the Subsidiary.  The Adviser compensates the Subsidiary’s trading advisers out of the advisory fee that it receives from the Fund.

The Adviser also has the ultimate responsibility to oversee the Subsidiary’s trading advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors.  The Adviser and the Subsidiary previously executed the trading advisory agreement with Revolution dated June 25, 2014, which was approved by the initial sole shareholder of the Fund on June 30, 2014.

As described more fully below, on September 4, 2014 a transfer of ownership of Revolution occurred (see “Ownership Transfer” below).  Such Ownership Transfer may have constituted an

“assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior trading advisory agreement in effect at the time of the Ownership Transfer (the “Prior Agreement”) among the Subsidiary, Revolution and the Adviser.  As required under the 1940 Act, the Prior Agreement provided for its automatic termination in the event of its assignment.  At a meeting of the Board of Directors of the Company held on September 16, 2014, the Board unanimously approved a new investment trading advisory agreement (the “New Agreement”), and recommended that it be submitted to the Fund’s shareholders for approval.  The New Agreement is substantially the same as the Prior Agreement.

Information relating to the New Agreement is set forth below under the “Description of Prior and New Agreements.”

The Ownership Transfer

The Adviser had entered into a trading advisory agreement with Revolution to manage a portion of the Subsidiary’s assets.  From inception to September 4, 2014, Revolution was equally owned by three principal owners of Revolution: Mark Chapin, Michael Mundt and Theodore Olson.  Effective September 4, 2014, Mark Chapin, a principal and Managing Member of Revolution, resigned from his position at Revolution, and Mr. Chapin’s ownership in Revolution was transferred to Mr. Mundt and Mr. Olson, the two remaining principals.  As Mr. Chapin relinquished his 33.33% holding of Revolution upon his resignation, this was deemed a change in control of Revolution and, in accordance with the terms of the Prior Agreement between the Adviser, Revolution and the Subsidiary, the Prior Agreement was automatically terminated.

The Fund does not anticipate that this Ownership Transfer will have any material impact on how the Fund or the Subsidiary are managed on a day-to-day basis and Revolution does not expect the Ownership Transfer to have any material impact on Revolution’s investment philosophy or management approach or on how Revolution manages its portion of the Subsidiary’s assets.

Description of New and Prior Agreements

New Agreement:  The description of the New Agreement in this Proxy Statement is qualified entirely by reference to the actual New Agreement attached hereto as Exhibit A.  Under the New Agreement, Revolution receives a fee from the Adviser to manage a portion of the assets of the Subsidiary allocated to Revolution by the Adviser (the “Allocated Assets”), which is the same fee it received under the Prior Agreement.  Such fee is paid by the Adviser and not by the Fund or the Subsidiary out of the advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement.

The New Agreement provides that Revolution shall, subject to the supervision and oversight of the Adviser, trade the Allocated Assets on behalf of the Subsidiary in accordance with the terms of the New Agreement and the Supplemental Trading Agreement entered into by the Adviser and Revolution in relation to the Allocated Assets and in accordance with (i) all governmental, regulatory and self-regulatory laws, rules and regulations applicable to Revolution (collectively “Applicable Law”), including, if applicable, the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) thereunder (collectively the “CEA”); (ii) subject to the Trader’s best execution and conflicts of interests policies as amended from time to time; (iii) with the care, skill, prudence and diligence that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims and, at a minimum, with the same care, skill, prudence and diligence that Revolution uses in managing the assets of any other account or entity; and (iv)  the investment objective, policies and restrictions of the Subsidiary and the Fund in relation to the Subsidiary set forth in the Fund’s prospectus and statement of additional information, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Fund’s Chief Compliance Officer, or by the Fund’s Board of Directors that have been furnished in writing to Revolution.

The New Agreement provides that Revolution may, on occasions when it deems the purchase or sale of a commodity interest to be in the best interests of the Subsidiary as well as other fiduciary or agency accounts managed by Revolution, aggregate, to the extent permitted by applicable laws and regulations, the commodity interests to be sold or purchased in order to obtain the best overall terms available.  Revolution further agrees to be aware of the position limits imposed on certain commodity interest contracts by the CFTC or applicable contract market.  Revolution will be entitled to use that portion of the applicable position limits that bears the same relationship that the Allocated Assets bears to all of the Subsidiary’s assets.  Revolution currently believes and represents that such CFTC or exchanged imposed speculative limits will not materially affect its trading recommendations or strategy for the Subsidiary given Revolution’s current accounts and all proposed accounts for which Revolution has a contract to act as a commodity trading advisor.

The New Agreement provides that it will continue in effect for an initial term ending August 16, 2015 and thereafter so long as it is approved at least annually in accordance with the 1940 Act.  The 1940 Act requires that, after an initial term of up to two years, all sub-advisory agreements be approved at least annually by (1) the vote, cast in person at a meeting called for the purpose, of a majority of the non-interested Trustees and (2) the majority vote of the full Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The New Agreement may be terminated without penalty by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to Revolution, by Revolution upon 60 days’ written notice to the Fund and the Adviser, or by the Adviser immediately upon notice to Revolution, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The New Agreement also automatically terminates upon termination of the Advisory Agreement.

The New Agreement provides that Revolution shall not be liable for any loss arising out of any portfolio investment or disposition thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.  Under no circumstances shall Revolution be liable for any loss arising out of any act or omission taken by another trading advisor, or any other third party, in respect of any portion of the Fund’s assets not managed by Revolution.

The New Agreement provides that Revolution shall indemnify the Adviser, the Company, the Fund and the Subsidiary, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Company, the Fund and/or the Subsidiary and their respective affiliates and controlling persons may sustain as a result of Revolution’s breach of the New Agreement or its representations and warranties herein or as a result of Revolution’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties thereunder.

The New Agreement provides that he Adviser shall indemnify Revolution, its affiliates and its controlling persons (the “Revolution Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of the New Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that Revolution Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties thereunder.

Prior Agreement:  There are no material differences between the New Agreement and the Prior Agreement, except that the New Agreement contains a new effective date.  The Prior Agreement, dated June 25, 2014, was last approved by the initial sole shareholder of the Fund on June 30, 2014.

Description of Revolution

Revolution is a Colorado-based Limited Liability Company (LLC) formed in 2004 and manages $[   ] in assets (as of [date]). Revolution’s main office is located at 1400 16th Street, Suite 510, Denver, CO 80202.  Revolution is registered with the CFTC as a Commodity Trading Advisor (“CTA”)  and Commodity Pool Operator (“CPO”) and is a member of the National Futures Association.  Revolution has been trading proprietary capital since January 2005. Revolution focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.

The directors and principal executive officers of Revolution are:

Name	Position

Michael D. Mundt	Managing Member and Chief Compliance Officer

Theodore R. Olson	Managing Member

No Trustee or officer of the Company is an officer, employee, director or security holder of Revolution or has any other material direct or indirect interest in Revolution.

Description of the Manager and Existing Advisory Agreement

Abbey Capital, an Irish limited company founded in 2000, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1-2 Cavendish Row, Dublin 1, Ireland.  As of August 31, 2014, the Adviser had approximately $2 billion in assets under management. The Adviser is registered as an Investment Adviser with the SEC and as a CTA and a CPO with the CFTC (September 2000), and is a member of the National Futures Association. Abbey Capital serves as the Fund’s and Subsidiary’s investment manager pursuant to the Advisory Agreement.

The directors and principal executive officers of the Adviser are:

Name	Position

Tim Brosnan	Non-Executive Chairman

Peter G. Carney	Chief Financial Officer

Anthony Gannon	Director and Chief Executive Officer

Claire Gately	Non-Executive Director

Louise E. Harris	Chief Compliance Officer

David McCarthy	Non-Executive Director

Andrew Meleady	Chief Operating Officer

Mick Swift	Director and Deputy Chief Executive Officer

The Fund’s initial shareholders approved an advisory fee level of 1.97% of the average daily net assets of the Fund, which represents the advisory fee to be paid to the Adviser.  The advisory fee level will not change if the New Agreement is approved.  The Adviser will continue to manage, supervise and conduct the affairs and business of the Fund and the Subsidiary and matters incidental thereto.  The Advisory Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment.  The Advisory Agreement may be terminated at any time, on 60 days’ written notice by the Adviser or by the Company (by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors).  The Advisory Agreement will continue in effect only if approved annually by a majority of the Board of Directors, including a majority of non-interested Directors, or by the vote of the shareholders of a majority of the outstanding voting securities of the Fund.

Factors Considered by the Directors and their Recommendation

At a meeting of the Board of Directors of the Company held on September 16, 2014, the Directors, including all of those Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”), unanimously voted to approve the New Agreement among the Adviser, Revolution and the Subsidiary and to recommend that the shareholders of the Fund vote FOR the approval of the New Agreement.

In reaching its decision to approve the New Agreement, the Board of Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund and the Subsidiary; (2) the fact that the Ownership Transfer is not expected to affect the manner in which the Fund and Subsidiary are managed; (3) the fact that the fee structure under the New Agreement would be identical to the fee structure under the Prior Agreement; and (4) other factors deemed relevant.

The Directors also evaluated the New Agreement in light of all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions held during the meeting.   The Directors reviewed these materials with management of the Adviser and independent counsel to the Directors.  The Independent Directors also discussed the New Agreement with counsel in an executive session, at which no representatives of the Adviser were present.  The Directors considered whether the New Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the New Agreement.  Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services provided by Revolution and the Adviser; (2) the cost of the services provided and the profits realized by Revolution and its affiliates from their relationship with the Fund and the Subsidiary; (3) the extent to which economies of scale will be realized as the Fund grows; and (4) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders.  In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Fund.  The Directors evaluated the nature, extent and quality of the services that Revolution would provide under the New Agreement, which are the same services that Revolution provided under the Prior Agreement, on the basis of the functions that Revolution performs, and the quality and stability of the staff committed to those functions and Revolution’s financial condition.  Based on the information provided, the Directors concluded that the nature and extent of the services that Revolution will provide under the New Agreement, as well as the quality of those services, would be satisfactory.

In this regard, the Directors considered representations by the Adviser that the Adviser did not believe the Ownership Transfer would lead to a reduction in the quality or scope of services provided to the Fund or the Subsidiary.  The Directors took into account that there will be no changes (including changes to the fee structure) that will adversely impact Revolution’s ability to provide the same quality of services as were provided in the past; the New Agreement is substantially similar to the Prior Agreement; Revolution would be sufficiently capitalized following the Ownership Transfer to continue its operations; there are no material litigation, or regulatory, or administrative proceedings pending against Revolution or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; there are no pending regulatory inquiries by the SEC or other regulators involving Revolution; there are no material compliance issues or material changes to compliance policies and procedures since the approval of the Prior Agreement; and the Fund would not bear any expenses related to the Ownership Transfer, including expenses related to the proxy statement, and any costs of indemnifying its officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the Ownership Transfer.

Section 15(f) of the 1940 Act.  The Directors also considered whether the New Agreement would comply with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), Revolution has represented it is not aware of any current plans to reconstitute the Board of Directors of the Company following the Transaction.  Thus, at least 75% of the Directors would not be “interested persons” (as defined in the 1940 Act) of Revolution for a period of three years after closing of the Transaction and would be in compliance with this provision of Section 15(f).  With respect to the second condition of Section 15(f), Revolution has represented that the Ownership Transfer will not have an economic impact on Revolution’s ability to provide services to the Subsidiary and no fee increases are contemplated.  Thus, the Directors found that the Ownership Transfer will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the Ownership Transfer.  Revolution has represented that neither Revolution nor any interested person of Revolution will receive any compensation from the Fund or its shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by Revolution.  The Directors examined the fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds.  The Directors noted that the Adviser had contractually agreed to waive advisory fees and reimburse expenses through June 30, 2016 to limit total annual operating expenses to agreed upon levels for the Fund.

Based on the information provided, the Directors concluded that the amount of advisory fees that the Fund currently pays and the amount of fees that the Adviser will pay under the New Agreement to Revolution are reasonable in light of the nature and quality of the services provided.

Economies of Scale and Fee Levels Reflecting Those Economies.  In considering the overall fairness of the New Agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders.  The Directors determined that the fee schedule in the New Agreement is reasonable and appropriate.

Other Benefits to Revolution.  In addition to the above factors, the Directors also discussed other benefits received by Revolution from its management of the Allocated Assets, including, without limitation, possible soft dollar benefits and the ability to market its management services for similar products in the future.

The Directors also considered that, if shareholders approve the New Agreement, the Directors will continue to conduct a formal annual contract review and renewal process consistent with the process it would have conducted had the Prior Agreement continued in effect and not been replaced by the New Agreement.  The Directors noted that they would be able to, and intended to, monitor on a regular basis the ability of Revolution and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Fund.  In addition, the Directors considered that, under the New Agreement, the Board of Directors will continue to have the authority, should the need arise in its view, to terminate the New Agreement without penalty upon 60 days’ notice.

Based on all of the information presented to and considered by the Directors and the conclusions that it reached, the Directors approved the New Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

Based on all of the foregoing, the Directors recommend that shareholders of the Fund vote FOR the approval of the New Agreement.

If the shareholders of the Fund do not approve the New Agreement, the Adviser and the Directors would consider what further action to take consistent with their fiduciary duties to the Fund.

Required Vote

As provided under the 1940 Act, approval of the New Agreement will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.  All the shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW AGREEMENT AMONG THE ADVISER, REVOLUTION AND THE SUBSIDIARY.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on September 16, 2014, will be entitled to notice of, and to vote at, the Meeting.  On September 26, 2014, the following shares of each class of the Fund were outstanding and entitled to vote:

Fund	Shares outstanding and entitled to vote
Abbey Capital Futures Strategy Fund
Class I	[ ]
Class A	0
Class C	0

PART 3

INFORMATION ON PROXY VOTING AND THE MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on September 16, 2014 (the “record date”) are entitled to vote on all of the Fund’s business at the Meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.   Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions.  If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal.  If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Company’s By-Laws, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Company have the right to call a meeting of shareholders to consider the removal of one or more Directors.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting.  Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Company.  In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof.  The Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Quorum.  The presence in person or by proxy of the holders of one-third of the shares of the Fund entitled to vote shall constitute a quorum for the transaction of business with respect to the Fund at the Meeting.  For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present.  Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Company expects the chairman of the Meeting to adjourn the Meeting (from time to time in his or her discretion) in order to solicit additional proxies.  A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.  Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed trading advisory agreement with respect to the Fund will require the vote of a majority of the outstanding voting securities of that Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Directors of the Company.  The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies, ultimately will be borne by the Adviser.  The Company expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication.  If the Company does not receive your proxy by a certain time, you may receive a telephone call asking you to vote.  The Fund does not reimburse Directors and officers of the Company, or regular employees and agents of the Adviser or Revolution, for any involvement in the solicitation of proxies.

The Company will not bear any expenses in connection with the Ownership Transfer, including any costs of soliciting shareholder approval.  All such expenses ultimately will be borne by Revolution or the Adviser.

Voting by Abbey Capital and Revolution

Abbey Capital and Revolution each intends to vote shares it owns and/or has the power to vote in the same proportion (for and against) the proposals described herein as those cast by other shareholders for and against these proposals, except in the case of where Abbey Capital or Revolution owns 25% or more of the Fund’s outstanding shares.  In the case where Abbey Capital or Revolution owns 25% or more of the Fund’s outstanding shares as of the record date, Abbey Capital or Revolution, as the case may be, intends to vote those shares in favor of the proposal as Abbey Capital or Revolution may already be deemed to control the Fund because of the size of its ownership interest.

Ownership of the Fund

As of the record date, the Directors and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund.  Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the record date is listed in Exhibit B to this proxy statement.

Procedures for Shareholder Communications with the Board

The Company’s Board of Directors will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address.  Except with respect to routine operational matters as described below, the Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board.  Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable.  The Company responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Director or the Board, and communicates such response to the Board or Director to whom the correspondence was addressed.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Directors intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders.  However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

[         ], 2014

EXHIBIT A

FORM OF PROPOSED TRADING ADVISORY AGREEMENT

Abbey Capital Futures Strategy Fund

Trading Advisory Agreement (this “Agreement”) entered into as of the         day of                    , 20  , by and between ABBEY CAPITAL LIMITED, an Irish limited company (the “Adviser”), Abbey Capital Offshore Fund Limited, an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Portfolio as defined below (the “Subsidiary”), and Revolution Capital Management LLC, a limited liability company formed under the laws of Colorado with its principal office 1400 16th Street, Suite 510, Denver, CO 80202 (the “Trader”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated the 25th day of June, 2014 (the “Investment Advisory Agreement”) with The RBB Fund, Inc. (the “Fund”), relating to the provision of investment advisory services to the Abbey Capital Futures Strategy Fund (the “Portfolio”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated the 25th day of June, 2014 (together with the Investment Advisory Agreement, the “Advisory Agreement”) with the Subsidiary, relating to the provision of investment advisory services to the Subsidiary;

WHEREAS, the Adviser, on behalf of the Portfolio, may allocate a portion of the Portfolio’s assets not to exceed in the aggregate 25% of its assets to the Subsidiary;

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its investment advisory responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Adviser and the Board of Directors of the Fund desire to retain the Trader to render portfolio management services to the Subsidiary in the manner and on the terms set forth in this Agreement, and the Trader is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.                                      Trading Services.

(a)                                 The Adviser hereby appoints the Trader to act as a commodity trading advisor (“CTA”) to the Subsidiary with respect to that portion of the Subsidiary’s assets allocated from time to time to the Trader by the Adviser for the periods and on the terms herein set forth (the “Allocated Assets”).  The Trader accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)                                 The Trader shall, subject to the supervision and oversight of the Adviser, trade the Allocated Assets on behalf of the Subsidiary in accordance with the terms of this Agreement and the Supplemental Trading Agreement entered into by the Adviser and the Trader in relation to the Allocated Assets and in accordance with (i) the investment objective, policies and restrictions of the Subsidiary and the Portfolio in relation to the Subsidiary set forth in the Portfolio’s prospectus and statement of additional information, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Fund’s Chief Compliance Officer, or by the Fund’s Board of Directors (“Board”) that have been furnished in writing to the Trader, (ii) the written instructions and directions received from the Adviser and the Fund as delivered; and (iii) all federal and state laws applicable to the Subsidiary and the Trader’s duties under this Agreement, all as may be in effect from time to time.  The foregoing are referred to below together as the “Policies.”

For purposes of compliance with the Policies, the Trader shall be entitled to treat the Allocated Assets as though the Allocated Assets constituted the entire Subsidiary, and the Trader shall not be responsible in any way for the compliance of any assets of the Subsidiary, other than the Allocated Assets, with the Policies.  Subject to the foregoing, the Trader is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any commodity interests, including futures contracts, options on futures contracts, forward contracts or commodities and swaps (the “Commodity Interests”) on behalf of the Subsidiary, without regard to the length of time the Commodity Interests have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Allocated Assets may be invested in such proportions of Commodity Interests as the Trader shall determine.  Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Trader shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Allocated Assets as the Adviser shall determine are necessary in order for the Subsidiary to comply with the Policies, and (ii) upon notice to the Trader, the Adviser may effect in-kind redemptions with shareholders of the Portfolio with securities included within the Allocated Assets.

(c)                                  Absent instructions from the Adviser or the officers of the Fund to the contrary, the Trader shall place orders pursuant to its determinations with any futures commission merchant the Trader so chooses, provided, however, the orders are settled with a futures commission merchant with which the Subsidiary has an account.

(d)                                 The Trader hereby agrees that it shall not consult with any other investment adviser or CTA to the Fund with respect to transactions in Commodity Interests for the Allocated Assets or any other transactions in the Fund’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940 (the “1940 Act”).

(e)                                  The Trader may, on occasions when it deems the purchase or sale of a Commodity Interest to be in the best interests of the Subsidiary as well as other fiduciary or agency accounts managed by the Trader, aggregate, to the extent permitted by applicable laws and regulations, the Commodity Interests to be sold or purchased in order to obtain the best overall terms available.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Trader in the manner it considers to be most fair and equitable over time to the Subsidiary and to its other accounts.  In that connection, however, the Trader agrees that: (i) in rendering consulting, advisory and management services to other Commodity Interest trading accounts and entities, it will use its best efforts to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts; and (ii) it will not deliberately use any trading strategies for the Subsidiary which it or its principals know are inferior to those employed by other accounts.  The Trader further agrees to be aware of the position limits imposed on certain Commodity Interest contracts by the CFTC or applicable contract market.  The Trader will be entitled to use that portion of the applicable position limits that bears the same relationship that the Allocated Assets bears to all of the Subsidiary’s assets.  If, at any time during the term of this Agreement, the Trader is required to aggregate the

Subsidiary’s Commodity Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, the Trader will promptly notify the Adviser if the Subsidiary’s positions are included in an aggregate amount which exceeds the applicable speculative position limit.  If the speculative positions limits are reached in any Commodity Interest contract, the Trader will modify the trading instructions to the Subsidiary and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts.  The Trader currently believes and represents that such speculative limits will not materially affect its trading recommendations or strategy for the Subsidiary given the Trader’s current accounts and all proposed accounts for which the Trader has a contract to act as a CTA.

(f)                                   The Trader, in connection with its rights and duties with respect to the Subsidiary and the Fund shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(g)                                  The services of the Trader hereunder are not deemed exclusive and the Trader shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.  The Trader will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Adviser to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Trader will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Adviser and the Fund or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Subsidiary, the Portfolio or any other assets managed by the Adviser.

(h)                                 The Trader shall furnish the Adviser and the administrator of the Fund (the “Administrator”) daily, weekly, monthly, quarterly and annual reports concerning portfolio transactions and performance of the Allocated Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Allocated Assets with the Adviser and discuss the management of the Allocated Assets.  The Trader shall promptly respond to requests by the Adviser, the Administrator, and the Fund CCO or their delegates for copies of the pertinent books and records maintained by the Trader relating directly to the Subsidiary.  The Trader shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(i)                                     Unless otherwise instructed by the Adviser, the Trader shall not have the power, discretion or responsibility to vote any proxies in connection with Commodity Interests in which the Allocated Assets may be invested, and the Adviser shall retain such responsibility.

(j)                                    The Trader shall cooperate promptly and fully with the Adviser, the Subsidiary and/or the Fund in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Fund, the Portfolio, the Subsidiary or the Adviser brought by any governmental or regulatory authorities.  The Trader shall provide to the Fund CCO or his or her delegate notice of any deficiencies that are identified by the CFTC or the United States Securities and Exchange Commission (“SEC”) in written correspondence to the Trader and that relate to the services provided by the Trader to the Subsidiary pursuant to this Agreement. The Trader shall provide such notification within a reasonable period after receiving the correspondence. The Trader shall provide additional information with respect to such deficiencies as is reasonably requested by the Fund CCO or his or her delegatee.

(k)                                 The Trader shall maintain separate detailed records of all matters pertaining to the Allocated Assets, including, without limitation, brokerage and other records of all securities transactions.  Any records required to be maintained and preserved, pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act and/or by the CFTC, that are prepared or maintained by the Trader on behalf of the Subsidiary are the property of the Fund and will be surrendered promptly to the Fund upon request.  The Trader further agrees to preserve for the periods, prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and/or by the CFTC.

(l)                                     The Trader shall promptly notify the Adviser of any financial condition that is likely to impair the Trader’s ability to fulfill its commitments under this Agreement.

2.                                      Representations and Warranties of the Parties

(a)                                 The Trader represents and warrants to the Adviser as follows:

(i)                                     The Trader is a registered CTA with the CFTC; and

(ii)                                  This Agreement has been duly authorized and executed by the Trader.

(b)                                 The Adviser represents and warrants to the Trader as follows:

(i)                                     The Adviser is registered under the Advisers Act; and

(ii)                                  Each of the Adviser and the Fund has duly authorized the execution of this Agreement by the Adviser.

3.                                      Obligations of the Adviser.

(a)                                 The Adviser shall provide (or cause the Subsidiary’s Custodian (as defined in Section 4 hereof) to provide) timely information to the Trader regarding such matters as the composition of the Allocated Assets, cash requirements and cash available for investment in the Allocated Assets, and all other information as may be reasonably necessary for the Trader to perform its responsibilities hereunder.

(b)                                 The Adviser has furnished the Trader with a copy of the prospectus and statement of additional information of the Portfolio and the Adviser agrees during the continuance of this Agreement to furnish the Trader copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.  The Adviser agrees to furnish the Trader with copies of any financial statements or reports made by the Portfolio to its shareholders, and any further materials or information that the Trader may reasonably request to enable it to perform its functions under this Agreement.

4.                                      Custodian.  The Adviser shall provide the Trader with a copy of the Subsidiary’s agreement with any custodian designated to hold the assets of the Subsidiary (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Trader’s duties, copies of such modifications to be provided to the Trader reasonably in advance of the effectiveness of such modifications.  The Allocated Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement).  The Trader shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Trader properly authorized to give such instruction under the Custody Agreement.  Any assets added to the Subsidiary shall be delivered directly to the Custodian.

5.                                      Use of Name.  During the term of this Agreement, the Adviser shall have permission to use the Trader’s name in the marketing of the Portfolio, and agrees to furnish the Trader, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Portfolio or the public that refer to the Trader in any way.  If the Adviser does not receive a response from the Trader with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Trader.  The Trader agrees that Adviser may request that the Trader approve use of a certain type, and that Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

During the term of this Agreement, the Trader shall not use the Adviser’s name or the Fund’s name without the prior consent of the Adviser and the Fund.

6.                                      Expenses.  During the Term of this Agreement, the Trader will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Subsidiary.

7.                                      Compensation of the Trader.  As full compensation for all services rendered, facilities furnished and expenses borne by the Trader hereunder, the Trader shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

8.                                      Independent Contractor Status.  The Trader shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Subsidiary, the Portfolio, the Fund or the Adviser in any way or otherwise be deemed an agent of the Subsidiary, the Portfolio, the Fund or the Adviser.

9.                                      Liability and Indemnification.

(a)                                 Liability.  The duties of the Trader shall be confined to those expressly set forth herein with respect to the Allocated Assets.  The Trader shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.  Under no circumstances shall the Trader be liable for any loss arising out of any act or omission taken by another CTA, or any other third party, in respect of any portion of the Fund’s assets not managed by the Trader pursuant to this Agreement.

(b)                                 Indemnification.

(i)                                     The Trader shall indemnify the Adviser, the Fund, the Portfolio and the Subsidiary, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Fund, the Portfolio and/or the Subsidiary and their respective affiliates and controlling persons may sustain as a result of the Trader’s breach of this Agreement or its representations and warranties herein or as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

(ii)                                  The Adviser shall indemnify the Trader, its affiliates and its controlling persons (the “Trader Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Trader Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Trader’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

10.                               Effective Date and Termination.  This Agreement shall become effective as of the date of its execution, and:

(a)                                 unless otherwise terminated, this Agreement shall continue in effect until August 16, 2015, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Adviser or the Trader, cast in person at a meeting called for the purpose of voting on such approval;

(b)                                 this Agreement may at any time be terminated on 60 days’ written notice to the Trader either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio;

(c)                                  this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

(d)                                 this Agreement may be terminated by the Trader on 60 days’ written notice to the Adviser and the Fund, or by the Adviser immediately upon notice to the Trader.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.                               Amendment.  This Agreement may be amended at any time by mutual consent of the Adviser and the Trader, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Adviser, or the Trader, cast in person at a meeting called for the purpose of voting on such approval.

12.                               Assignment.  The Trader may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act.  The Trader shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Fund and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Trading Agreement with the Trader, and (c) prepare, file, and deliver any disclosure document to the Portfolio’s shareholders as may be required by applicable law.

13.                               Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Trader Indemnified Person and Adviser Indemnified Person.  Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.  Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14.                               Regulation S-P.  In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

15.                               Confidentiality.  Any information or recommendations supplied by either the Adviser or the Trader, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Subsidiary, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence.  Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Adviser may designate in connection with the Allocated Assets.

16.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Abbey Capital Limited

By:
Name:
Title:

Revolution Capital Management LLC
By:
Name:
Title:

Abbey Capital Offshore Fund Limited

By:
Name:
Title:

EXHIBIT B

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Company to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of September 16, 2014.  Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Abbey Capital Futures Strategy Fund (Class I)	[ ]	[ ]	[ ]	%
	[ ]	[ ]	[ ]	%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PROXY	PROXY

ABBEY CAPITAL FUTURES STRATEGY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 17, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE RBB FUND, INC.

The undersigned revoking previous proxies, hereby appoint(s) Salvatore Faia, Joel Weiss, James Shaw and Diane Drake, with full power of substitution in each, to vote all the shares of beneficial interest of Abbey Capital Futures Strategy Fund (the “Fund”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 103 Bellevue Parkway, Wilmington, Delaware 19809, on October 17, 2014, at 10:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October     , 2014, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To approve a new trading advisory agreement among Abbey Capital Limited (the “Adviser”), Revolution Capital Management LLC (“Revolution”) and Abbey Capital Offshore Limited (the “Subsidiary”), a subsidiary of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY